Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Teligent, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Grenfell-Gardner, President and Chief Executive Officer of the Company, state and certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2019

/s/ Jason Grenfell-Gardner
Jason Grenfell Gardner
President and Chief Executive Officer